September 29, 2006

Advanced Technology Acquisition Corp.
14 A Achimeir Street
Ramat Gan 52587 Israel

Re: Advanced Technology Acquisition Corp. (“Company”)

Gentlemen:

Each of the undersigned hereby waives his/its right to exercise conversion rights with respect to any shares of the Company’s common stock owned by the undersigned, directly or indirectly, and agrees that he/it will not seek conversion with respect to such shares in connection with any vote to approve a business combination (as is more fully described in the Company’s Prospectus relating to the Company’s initial public offering).

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOWS]

Very truly yours,

M.O.T.A. Holdings Ltd.

By: /s/ Moshe Bar-Niv
Name: Moshe Bar-Niv

FSGL Holdings Ltd

By: /s/ Yehoshua Gleitman
Name: Yehoshua Gleitman

OLEV Holdings Ltd

By: /s/ Liora Lev
Name: Liora Lev

Shrem, Fudim, Kelner - Technologies Ltd.

By: /s/ Itschak Shrem; Hilla Zisapel
Name: Itschak Shrem; Hilla Zisapel
Title: Chairman and CEO; General Counsel

Shrem, Fudim, Kelner & Co. Ltd.

By: /s/ Itschak Shrem; Hilla Zisapel
Name: Itschak Shrem; Hilla Zisapel
Title: Chairman; General Counsel and Deputy CEO

Josef Neuhaus Ltd

By: /s/ Josef Neuhaus
Name: Josef Neuhaus

/s/ Elisha Yanay
Elisha Yanay

/s/ Avigdor Kaplan
Avigdor Kaplan

[Signature page to Conversion Rights Letter]